                                                                    EXHIBIT 10.1

                           VOTING AGREEMENT AND PROXY

     This VOTING AGREEMENT, dated as of December 8, 1998 (this "Agreement"), by and between the parties listed on Appendix A hereto (collectively, the "Stockholders") and GERALD STEVENS, INC., a Delaware corporation ("GSI").

     WHEREAS, GSI, Florafax International, Inc., a Delaware corporation ("Red Cannon"), and Red Cannon Acquisition Corp., a Delaware corporation and wholly-owned subsidiary of Red Cannon, propose to enter into an Agreement and Plan of Merger (as amended from time to time, the "Merger Agreement"), pursuant to which Merger Sub is to be merged with and into GSI (the "Merger"), with GSI continuing as the surviving corporation and a wholly-owned subsidiary of Red Cannon;

     WHEREAS, as of the date hereof, the Stockholders own 4,965,946 shares of Red Cannon common stock, par value $.01 per share ("Red Cannon Common Stock"), which represent in the aggregate approximately 62% of the total issued and outstanding Red Cannon Common Stock (53% on a fully-diluted basis); and

     WHEREAS, as a condition to the willingness of GSI to enter into the Merger Agreement, GSI has required that the Stockholders agree, and in order to induce GSI to enter into the Merger Agreement, the Stockholders have agreed, to enter into this Agreement with respect to all the shares of Red Cannon Common Stock now owned and which may hereafter be acquired by the Stockholders (the "Shares") and any other securities, if any, which the Stockholders are entitled to vote at any meeting of stockholders of Red Cannon (the "Other Securities").

     NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements contained herein, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

                                   ARTICLE I

                           PROXY OF THE STOCKHOLDERS

     SECTION 1.01. Voting Agreement. Each Stockholder hereby agrees that during the time this Agreement is in effect, at any meeting of the stockholders of Red Cannon, however called, and in any action by consent of the stockholders of Red Cannon, each of the Stockholders shall vote the Shares and the Other Securities:
(a) in favor of the issuance of Red Cannon Common Stock pursuant to the Merger and the other transactions contemplated by the Merger Agreement; (b) for an amendment to the Certificate of Incorporation of Red Cannon to increase in the number of authorized shares of Common Stock and to change the name of Red Cannon to "Gerald Stevens, Inc." as contemplated in the Merger Agreement; (c) for the election of new directors to the Board of Directors of Red Cannon as contemplated by the Merger Agreement; and (d) against any other corporate action or agreement that would result in a breach of any covenant, representation or warranty or any other obligation or agreement of Red Cannon under the Merger Agreement or that could result in any of the conditions to Red Cannon's obligations under the Merger Agreement not being fulfilled, including, without limitation, any proposal with respect to approving a Competing Transaction (as defined in the Merger Agreement). Each Stockholder acknowledges receipt and review of a copy of the Merger Agreement.

     SECTION 1.02. Irrevocable Proxy. Each Stockholder hereby irrevocably appoints GSI, until termination of the Merger Agreement, as his or its attorney and proxy pursuant to the provisions of Section 212(c) of the General Corporation Law of the State of Delaware, with full power of substitution, to vote and otherwise act (by written consent or otherwise) with respect to the Shares and the Other Securities, which such Stockholder is entitled to vote at any meeting of stockholders of Red Cannon (whether annual or special and whether or not an adjourned or postponed meeting) or consent in lieu of any such meeting or otherwise, on the matters and in the manner specified in Section 1.01 hereof. THIS PROXY AND POWER OF ATTORNEY IS IRREVOCABLE AND COUPLED WITH AN INTEREST. The Stockholders hereby revoke all other proxies and powers of attorney with respect to the Shares and the Other Securities which they may have heretofore appointed or granted, and no subsequent proxy or power of attorney shall be given or written consent executed (and if given or executed, shall not be effective) by the Stockholders with respect to the matters specified in Section 1.01 hereof. All authority herein conferred or agreed to be conferred shall survive the death or incapacity of any Stockholder which is a natural person and any obligation of any Stockholder under this Agreement shall be binding upon the heirs, personal representatives and successors of such Stockholder.

                                   ARTICLE II

               REPRESENTATIONS AND WARRANTIES OF THE STOCKHOLDERS

     Each Stockholder hereby represents and warrants, severally but not jointly, to GSI as follows:

     SECTION 2.01. Authority Relative to This Agreement. Each Stockholder has all necessary power and authority to execute and deliver this Agreement, to perform his or its obligations hereunder and to consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by such Stockholder and constitutes a legal, valid and binding obligation of such Stockholder, enforceable against such Stockholder in accordance with its terms.

     SECTION 2.02. No Conflict. (a) The execution and delivery of this Agreement by such Stockholder do not, and the performance of this Agreement by such Stockholder shall not, (i) conflict with or violate any federal, state or local law, statute, ordinance, rule, regulation, order, judgment or decree applicable to such Stockholder or by which the Shares or the Other Securities owned by such Stockholder are bound or affected or (ii) result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a lien or encumbrance on any of the Shares or the Other Securities owned by such Stockholder pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which such Stockholder is a party or by which such Stockholder or the Shares or Other Securities owned by such Stockholder are bound or affected.

     (b) The execution and delivery of this Agreement by such Stockholder do not, and the performance of this Agreement by such Stockholder shall not, require any consent, approval, authorization or permit of, or filing with or notification to, any Governmental Authority (as such term is defined in the Merger Agreement) except for applicable requirements, if any, of the Securities Exchange Act of 1934, as amended, or the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

     SECTION 2.03. Title to the Shares. As of the date hereof, each Stockholder is the record and beneficial owner of the number of shares of Red Cannon Common Stock set forth opposite such Stockholder's name on Appendix A hereto, which shares of Red Cannon Common Stock represent on the date hereof the percentage of the total outstanding shares of Red Cannon Common Stock set forth on such Appendix. Such Shares are all the securities of the Company owned, either of record or beneficially, by such Stockholder. Except as set forth on Appendix A, such Shares are owned free and clear of all security interests, liens, claims, pledges, options, rights of first refusal, agreements, limitations on such Stockholder's voting rights, charges and other encumbrances of any nature whatsoever. Except as provided in this Agreement, no Stockholder has appointed or granted any proxy, which appointment or grant is still effective, with respect to the Shares or Other Securities owned by such Stockholder.

                                  ARTICLE III

                         COVENANTS OF THE STOCKHOLDERS

     SECTION 3.01. No Disposition or Encumbrance of Shares. Each Stockholder hereby covenants and agrees that, except as contemplated by this Agreement, such Stockholder shall not offer or agree to sell, transfer, tender, assign, hypothecate or otherwise dispose of, grant a proxy or power of attorney with respect to, or create or permit to exist any security interest, lien, claim, pledge, option, right of first refusal, agreement, limitation on any Stockholder's voting rights, charge or other encumbrance of any nature whatsoever with respect to the Shares or, directly or indirectly, initiate, solicit or encourage, any person to take actions which could reasonably be expected to lead to the occurrence of any of the foregoing.

     SECTION 3.02. No Solicitation of Competing Transactions. Each Stockholder hereby agrees, jointly and severally, to be bound and to comply with the obligations of Red Cannon set forth in Section 6.2 of the Merger Agreement as if such obligations were set forth in their entirety in this Section 3.02 as obligations of such Stockholder.

                                   ARTICLE IV

                                 MISCELLANEOUS

     SECTION 4.01. Termination. This Agreement shall terminate upon the termination of the Merger Agreement in accordance with its terms.

     SECTION 4.02. Further Assurances. Each Stockholder and GSI will execute and deliver all such further documents and instruments and take all such further action as may be necessary in order to consummate the transactions contemplated hereby.

     SECTION 4.03. Specific Performance. The parties hereto agree that irreparable damage would occur in the event any provision of this Agreement was not performed in accordance with the terms hereof and that the parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy at law or in equity.

     SECTION 4.04. Entire Agreement. This Agreement constitutes the entire agreement between GSI and the Stockholders with respect to the subject matter hereof and supersedes all prior agreements and understandings, both written and oral, between GSI and the Stockholders with respect to the subject matter hereof.

     SECTION 4.05. Amendment. This Agreement may not be amended except by an instrument in writing signed by the parties hereto.

     SECTION 4.06. Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of this Agreement is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the terms of this Agreement remain as originally contemplated to the fullest extent possible.

     SECTION 4.07. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware applicable to contracts executed in and to be performed in that State.

     SECTION 4.08. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, each Stockholder has duly executed this Agreement as of the date first above written.

                                            HILLTOP PARTNERS L.P.

                                            By: LAIFER CAPITAL MANAGEMENT, INC.
                                              as General Partner

                                            By: /s/ LANCE LAIFER
                                              ----------------------------------
                                                Lance Laifer, President

                                            HILLTOP OFFSHORE, LTD.

                                            By: LAIFER CAPITAL MANAGEMENT, INC.
                                              as General Partner

                                            By: /s/ LANCE LAIFER
                                              ----------------------------------
                                                Lance Laifer, President

                                            CHESED CONGREGATIONS OF AMERICA

                                            By: /s/ JACOB SAIFER
                                              ----------------------------------
                                              Jacob Saifer, President

                                            UNITED CONGREGATION MESORAH

                                            By: /s/ ALISA SAFIER
                                              ----------------------------------
                                              Alisa Safier, Secretary

                                            THE WOLFSON GRANDCHILDREN TRUST

                                            By: /s/ BINIAMINA AMOYELLE
                                              ----------------------------------
                                              Biniamina Amoyelle, Trustee

                                            THE WOLFSON FAMILY TRUST

                                            By: /s/ BINIAMINA AMOYELLE
                                              ----------------------------------
                                              Biniamina Amoyelle, Trustee

                                            F/B/O ZEV WOLFSON, IRA

                                            By: /s/ ZEV WOLFSON
                                              ----------------------------------
                                              Zev Wolfson

                                              /s/ ANDREW W. WILLIAMS
                                              ----------------------------------
                                              Andrew W. Williams, individually,
                                                as custodian on behalf of
                                                Theodore J. Williams, and
                                                jointly with his spouse, Robin
                                                W. Williams

                                              /s/ ROBIN W. WILLIAMS
                                              ----------------------------------
                                              Robin W. Williams, individually,
                                                jointly with her spouse, Andrew
                                                W. Williams, as trustee of the
                                                Robin W. Williams Family Trust,
                                                and as custodian for the benefit
                                                of Andrew W. Williams, Jr., Mark
                                                F. Williams and Theodore
                                                Williams

                                            EQUITY RESOURCE GROUP OF INDIAN
                                            RIVER COUNTY, INC.

                                            By: /s/ ANDREW W. WILLIAMS
                                              ----------------------------------
                                              Andrew W. Williams, President

                                            CONFIDENTIAL INVESTMENT SERVICES,
                                            INC.

                                            By: /s/ ANDREW W. WILLIAMS
                                              ----------------------------------
                                              Andrew W. Williams, President

                                                /s/ KENNETH G. PUTTICK
                                              ----------------------------------
                                              Kenneth G. Puttick, individually
                                                and on behalf of PUTTICK
                                                ENTERPRISES

                                                /s/ S. ODEN HOWELL, JR.
                                              ----------------------------------
                                              S. Oden Howell, Jr.

                                                /s/ T. CRAIG BENSON
                                              ----------------------------------
                                              T. Craig Benson

                                                /s/ JAMES H. WEST
                                              ----------------------------------
                                              James H. West

                                                /s/ WILLIAM E. MERCER
                                              ----------------------------------
                                              William E. Mercer

                                                /s/ KELLY S. MCMAKIN
                                              ----------------------------------
                                              Kelly S. McMakin

AGREED AND ACCEPTED

GERALD STEVENS, INC.,
A DELAWARE CORPORATION

By: /s/ GERALD R. GEDDIS
    --------------------------------
    Gerald R. Geddis,
    President and Chief Executive
    Officer

                                   APPENDIX A

                                                                      APPROXIMATE
                                                                       PERCENTAGE
                                                       NUMBER OF     OF OUTSTANDING
                                                       SHARES OF       RED CANNON       NUMBER OF
                                                      COMMON STOCK    COMMON STOCK    SHARES PLEDGED
                                                      ------------   --------------   --------------
Hilltop Partners L.P.(1)............................   1,156,829          14.6%             0
Hilltop Offshore, Ltd.(1)...........................     267,300           3.4              0
Chesed Congregations of America(2)..................      42,800             *              0
United Congregation Mesorah(2)......................     288,900           3.6              0
The Wolfson Grandchildren Trust(2)..................      28,500             *              0
The Wolfson Family Trust(2).........................      99,000           1.2              0
F/B/O Zev Wolfson, IRA(2)...........................     188,800           2.4              0
Andrew W. Williams and Robin W. Williams(3).........     587,182           2.8              0
Equity Resource Group of Indian River County,
  Inc...............................................      58,704                            0
Confidential Investment Services, Inc...............      77,000             *              0
Puttick Enterprises.................................     637,000           8.0              0
Kenneth G. Puttick..................................     458,000           5.8              0
S. Oden Howell, Jr. ................................     243,300           3.1              0
T. Craig Benson.....................................     215,000           2.7              0
James H. West.......................................     275,321           3.5              0
William E. Mercer...................................     136,000           1.7              0
Kelly S. McMakin....................................      56,500             *              0
                                                       ---------          ----
          TOTAL.....................................   4,816,136          60.2%

---------------

 *  Less than 1%

(1) Shares beneficially owned by Laifer Capital Management, Inc., as general partner

(2) Shares beneficially owned by Laifer Capital Management, Inc., as account custodian and attorney-in-fact

(3) Shares owned individually, jointly, as trustee and/or as custodian for children

                                       A-1